Managed Portfolio Series

V-Shares US Leadership Diversity ETF (VDNI)
Listed on the NYSE Arca, Inc. Exchange

V-Shares MSCI World ESG Materiality and Carbon Transition ETF (VMAT)
Listed on the CBOE BZX Exchange, Inc.

Supplement dated December 12, 2023, to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”),
each dated February 28, 2023, as amended

Based upon a recommendation by V-Square Quantitative Management LLC, (the “Adviser”), the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the V-Shares US Leadership Diversity ETF (“VDNI”) and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (“VMAT”) (each a "Fund", together the “Funds”), each a series of the Trust, pursuant to which each Fund will be liquidated immediately after the close of business on January 10, 2024 (the “Liquidation” or the “Liquidation Date”).
Effective immediately, the Adviser may begin an orderly transition of each Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.
The last day of trading in VDNI and VMAT on the NYSE Arca, Inc. Exchange and CBOE BZX Exchange, Inc., respectively (each an “Exchange”, together the “Exchanges”), will be January 9, 2024 and each Fund will no longer accept orders for new creation units after the close of business on this date. Trading in shares of each Fund on its Exchange will be halted prior to market open on the Liquidation Date and the shares will be subsequently delisted. Prior to the Liquidation Date, shareholders may sell their holdings of a Fund on the applicable Exchange and customary brokerage charges may apply to such transactions.
Prior to the Liquidation Date, a Fund may declare one or more dividends, in addition to the annual December distribution, to all holders of record as of a date or dates to be determined. Prior notice of such additional dividends will be posted to the following website: https://www.v-shares.com.
If you take no action prior to the Liquidation Date, your shares will be automatically redeemed on the Liquidation Date. Remaining shareholders as of the Liquidation Date will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).
If the redeemed shares are held in a qualified retirement account such as an individual retirement account, the redemption proceeds may not be subject to current income taxation. Shareholders are urged to consult their tax advisor regarding specific questions as to federal, state and local income taxes in connection with the Liquidation. Liquidation distributions will be processed for all remaining shareholders of record on the Liquidation Date, subject to their broker’s processes.
For additional information, please call 1-800-617-0004.

Please retain this supplement for future reference.